SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):   June 9, 1999
                                                    ............................


                               VIALOG CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)



    Massachusetts                 333-44041                    04-3305282
 ......................      ........................     .......................
   (State or other              (Commission                 (I.R.S. Employer
     jurisdiction               File Number)               Identification No.)
  of incorporation)




                    35 New England Business Center, Suite 160
                                Andover, MA 01810
 ................................................................................
                    (Address of principal executive offices)



                                                     (978) 975-3700
Registrant's telephone number, including area code..............................


 ................................................................................
         (Former name or former address, if changed since last report.)

Item 5. Other Events
---------------------

         VIALOG Corporation ("VIALOG") announced today the appointment of Kim Mayyasi to the position of President and Chief Executive Officer, effective July 1, 1999. Mr. Mayyasi joins VIALOG from Hill, Holliday, Connors, Cosmopulos, Inc., one of the country's top 25 advertising agencies. The Company also announced that Glenn Bolduc has resigned as President and CEO. Mr. Bolduc will assume a consulting role with VIALOG through the end of 1999.

         The press release announcing the appointment of Mr. Mayyasi to the position of President and CEO and the resignation of Mr. Bolduc as President and CEO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
-----------------------------------------

         (c)      Exhibits

                  99.1 Press Release announcing the appointment of Kim Mayyasi to the position of President and Chief Executive Officer and the resignation of Glenn Bolduc from the position of President and Chief Executive Officer dated June 9, 1999



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          VIALOG CORPORATION


Date:  June 9, 1999                       By:  /s/ John J. Dion
                                          --------------------------------------
                                          John J. Dion, Vice President - Finance


                                  EXHIBIT INDEX

                 Exhibit
                   99.1 Press Release announcing the appointment of Kim Mayyasi to the position of President and Chief Executive Officer and the resignation of Glenn Bolduc from the position of President and Chief Executive Officer dated June 9, 1999